CENTENNIAL GOVERNMENT TRUST
                    Supplement dated April 1, 2000 to the
                        Prospectus dated November 1, 1999




The first four sentences under the heading Portfolio Managers on Page 8 of the prospectus are revised as follows.

Portfolio   Manager.   Carol  E.  Wolf  is  the  portfolio   manager  of
      Centennial Money Market Trust and Centennial Government Trust. She is the person principally responsible for the day-to-day management of the Trust's portfolio. Ms. Wolf was co-portfolio manager of the Trust from June 1990 until April 1, 2000, when she became the sole portfolio manager. She is a Vice President of OppenheimerFunds, Inc. and of the Manager and an officer and portfolio manager of other funds for which the Manager or an affiliate serves as investment advisor.















April 1, 2000                                               PS0170.005